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                               UNLIMITED GUARANTY



         GUARANTY, dated as of the 16th day of October, 2000, from the undersigned LAKES GAMING, INC., a Minnesota corporation ("Lakes"), and LAKES GAMING AND RESORTS, LLC, a Minnesota limited liability company ("LG & R"; collectively with Lakes, and each of Lakes and LG&R individually, the "Guarantor") to the POKAGON BAND OF POTAWATOMI INDIANS, a federally recognized Indian tribe (the "Band").

                              W I T N E S S E T H :

         WHEREAS, the Band and Lakes have entered into a Development Agreement dated as of July 8, 1999 (the "Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "Management Agreement"; collectively, with the Development Agreement, the "Agreements"), pursuant to which the Band has engaged the Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities (as defined in the Development Agreement, the "Facility"); and

         WHEREAS, pursuant to the Development Agreement Lakes has agreed to make certain payments and advances to the Band, including without limitation the Transition Loan, the Lakes Development Loan and the Non-Gaming Land Acquisition Line of Credit (collectively the "Lakes Loans"), and the Scholarship Program Fee, and has agreed to perform development services with regard to the Facility, all on the terms set out in that Agreement; and

         WHEREAS, pursuant to the Management Agreement Lakes has agreed to manage the Facility on the terms set out in that Agreement; and

         WHEREAS, Lakes has informed the Band that it wishes to restructure its corporate organization by forming a first tier subsidiary, LG&R, to own the equity in second-tier subsidiaries, including Great Lakes of Michigan, LLC, a Minnesota limited liability company ("Great Lakes"), that will be engaged in gaming and gaming-related businesses; and

         WHEREAS, in connection with such restructuring Lakes has requested that the Band consent to (i) the assignment of Lakes' rights and obligations under the Agreements, the Lakes Loans and all related documentation, including without

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limitation the documents listed on the attached Schedule A (the "Related
Documents"; collectively, with the Agreements and the Lake Loans, the "Obligations"), to Great Lakes, and (ii) the release of Lakes as primary obligor under the Obligations, in exchange for the execution by Lakes and LG&R of unconditional guarantees of the obligations of Great Lakes under the Obligations; and

         WHEREAS, under the Agreements Lakes cannot carry out such restructuring without the Band's consent; and

         WHEREAS, the Band is willing to so consent, but only if Lakes and LG&R execute and deliver this Guaranty and otherwise comply with the terms and conditions of an Assignment and Assumption Agreement among Lakes, Great Lakes, LG&R and the Band of near or even date (the "Assignment Agreement"); and

         WHEREAS, Lakes and LG&R each directly or indirectly own all the equity interests in Great Lakes, and will each materially and substantially benefit from the proposed restructuring and from the agreement of the Band set forth in the Assignment Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

1.       Recitals True. The above recitals are true.

2. Guarantied Obligations. The undersigned Guarantor(s), jointly and severally, hereby irrevocably and unconditionally guarantee the full and punctual payment and performance by Great Lakes of all covenants, obligations and representations of Great Lakes under or relating to the Obligations, including without limitation the due and punctual payment by Great Lakes of all advances due under the Lakes Loans and the Scholarship Program Fee, as such Obligations may be amended, modified or renewed, as well as all substitutions therefor and renewals, extensions and rearrangements thereof, together with any and all costs incurred by Band (including, without limitation, reasonable attorneys' fees and disbursements) in enforcing this Guaranty or any security therefore (individually, a "Guarantied Obligation" and collectively, the "Guarantied Obligations").

3. Demand by the Band; Performance by Guarantor. In the event of a Guaranty

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         Event of Default, the Band may make demand upon the Guarantor(s), or any one of them, for the payment or performance of the Guarantied Obligation, and each Guarantor binds and obliges it to make such payment or performance and to pay any related damages forthwith upon such demand. Each Guarantor further covenants and agrees that Band may upon a Guaranty Event of Default proceed first and directly against the Guarantor, without any action, proceeding or suit, whether against Great Lakes or against any security for the Guarantied Obligations (hereby intending, among other matters, to waive any defense to this Guaranty based on impairment of collateral), or any other party liable for the Guarantied Obligations. This Guaranty is not conditioned upon the genuineness, validity, or enforceability of the Agreements, the Related Documents or the Lakes Notes (collectively, the "Transaction Documents") or any other instruments relating to the creation or performance of the Guarantied Obligations, or the pursuit by the Band of any remedies which the Band has now or may hereafter have with respect thereto under the Transaction Documents.

         "Guaranty Event of Default" means (a) either (i) a Lakes Event of Default under the Development Agreement, (ii) a Manager Event of Default under the Management Agreement, or (iii) any other default or breach by Great Lakes under the Guaranteed Obligations; in each case after all cure periods have expired and either the time within which arbitration may be demanded has expired or, if arbitration has been timely demanded, the arbitrator has issued his award and the award determines that Great Lakes is in default or breach under a Guaranteed Obligation; or (b) the receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or any similar proceeding affecting Great Lakes or any Guarantor or any of its or their assets.

4. Waiver of Demands, Notices, Diligence, etc. Each Guarantor hereby assents to all the terms and conditions of the Guarantied Obligations and the related Transaction Documents and waives (a) demand for the payment or performance of any Guarantied Obligation (other than a demand under section 3 hereof); (b) notice of the occurrence of a default or an Event of Default under the Transaction Documents; (c) notice of acceptance of any guaranty herein provided for or of the terms and provisions thereof or hereof by the Band; (d) notice of any indulgences or extensions granted to Great Lakes or any successor to Great Lakes or any person or party which shall have assumed the obligations of Great Lakes or any other obligor in respect of any Guarantied Obligation; (e) any requirement of diligence or promptness on the part of the

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         Band in the enforcement of any of its rights under the provisions of any Guarantied Obligation or the Transaction Documents; (f) any enforcement of any Guarantied Obligation against any other party liable therefor; (g) any right which the Guarantor might have to require the Band to proceed against any other guarantor of the Guarantied Obligations or to realize on any collateral security therefor; (h) any and all notices of every kind and description which may be required to be given by any statute or rule of law in any jurisdiction (other than notices required hereunder), to the maximum extent permitted by applicable law; (i) any and all claims, defenses or objections based upon the failure of the Band to make demand upon the Guarantor for the payment or performance of any of the Guarantied Obligations (other than the demand provided for in section 3 hereof) under applicable law; and
         (j) any right to exoneration or marshaling, and, to the maximum extent permitted by applicable law, any defense based upon or arising from the Statute of Limitations, and other laws relating to stays of action or moratorium. Each Guarantor further hereby waives (solely as against Band) any right to contribution from co-guarantors as well as any right to exoneration, subrogation or reimbursement until all Guarantied Obligations are fully and indefeasibly paid or performed and until the expiration of any applicable preference periods. The Band and Great Lakes (or any other party to a Guaranteed Obligation) may modify, renew, waive or extend any Guaranteed Obligation or any provision thereof and may modify, waive or release any collateral therefor without the consent of any Guarantor and without altering or releasing the obligations of Guarantor hereunder.

5.       Obligations of Guarantor Unconditional, etc.

         a. This Guaranty is a guaranty of payment not collection. This is a continuing Guaranty, which shall apply to the Guarantied Obligations which now exist or as the same may change over time, and to any successive transactions continuing, compromising, extending, increasing, modifying, releasing or renewing any Guaranteed Obligation, whether or not notice of any after-arising Guarantied Obligation or change to the Guarantied Obligation is given to Guarantor, and whether or not any and all prior Guarantied Obligations have been fully paid, performed or observed before a new Guarantied Obligation arose, and shall apply notwithstanding the dissolution of Great Lakes or dissolution of any other guarantor of any Guarantied Obligation. The obligations of the Guarantor upon a Guaranty Event of Default are and shall be unconditional, irrespective of the validity, regularity or

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                  enforceability of any Guarantied Obligation or any of the
                  Transaction Documents or of any claim or defense of any party relating thereto. This Guaranty shall not be affected by any action taken under or in respect of any Guarantied Obligation, in the exercise of any right or remedy therein or thereby conferred, or by any failure or omission on the part of the Band to enforce any right given thereunder or hereunder, or any remedy conferred thereby or hereby; or by any lack of diligence on the part of Band to enforce, assert or exercise any right, power or remedy granted hereunder, under the Agreements or any other Guarantied Obligation, or any documents relating thereto (including without limitation any failure to perfect a security interest in or lien on any security for any Guarantied Obligation); or by any release or surrender of any security or any other guaranty at any time existing for the benefit of Band or in respect of any Guarantied Obligation or any modification to any of the foregoing; or by any sale, lease or transfer by Great Lakes to any person of any and all of its properties; or by any action of the Band granting indulgence or extension or accommodations to, or waiving or acquiescing in any default by, Great Lakes or any successor to Great Lakes, or any person or party which shall have assumed its or their obligations or any other party liable for any Guarantied Obligation; or any compromise, settlement or other arrangement with Great Lakes or any other party liable for any Guarantied Obligation; or by the release or discharge by operation of law of Great Lakes from the performance or observance of any obligation, covenant or agreement contained in the Agreements or the Transaction Documents or any document relating to any Guaranteed Obligation or by reason of the dissolution of Guarantor or Great Lakes or any other defense of Great Lakes or any successor to Great Lakes; or by any modification or alteration of any Guarantied Obligation or by any circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which could vary the risk of the Guarantor hereunder; it being the purpose, intent and agreement of the Guarantor that the obligations of the Guarantor hereunder are and shall upon a Guaranty Event of Default be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as herein provided, and then only to the extent of such payment or performance, subject, however, to renewal, extension or reinstatement pursuant to the provisions of Section 8 hereof.

         b.       Any claim against Great Lakes to which the Guarantor may be or

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                  become entitled (including, without limitation, claims by
                  subrogation, reimbursement, contribution, indemnity, or otherwise) by reason of any payment or performance by the Guarantor in satisfaction and discharge, in whole or in part, of its obligations under this Guaranty and any other rights against Great Lakes shall be and hereby are made subject and subordinate to the prior payment or performance in full of the Guaranteed Obligations and until such time Guarantor shall not be entitled to and shall not claim any subrogation to any claim of Band, nor any right of set-off or counterclaim against Great Lakes.

         c. The Band shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by the Band to proceed against any party, or on any obligation, shall constitute a waiver of the Band's right to proceed against any Guarantor on obligations other than those set out herein, or against other parties, unless the Band has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Band under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that the Band finally and unconditionally shall have realized indefeasible payment by such action or proceeding. All rights and remedies of the Band shall be cumulative.

         d. Guarantor represents and warrants that any and all information delivered to Band by Guarantor and Great Lakes is true, accurate and complete as of the date hereof and covenants and agrees to provide Band with such further information as is required under section 13.5(ii) of the Development Agreement and, after a default hereunder, such further information as to Guarantor's financial condition and affairs as the Band may require.

6. Direct Obligation. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Each Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to the Band, that the obligations of Guarantor hereunder are independent of the obligations of Great Lakes or any other Guarantor, and that a separate action or proceeding may be brought against Guarantor, whether such action is brought against Great Lakes or any other guarantor or whether Great Lakes or any other guarantor is joined in such action or proceeding. Guarantor agrees that upon the occurrence of a Guaranty Event of Default its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Band of whatever remedies it may have against Great Lakes or any other guarantor, or the enforcement of any lien or realization upon any security the Band may at any time possess. Guarantor agrees that any release which may be given by the Band to Great Lakes or any other obligor or any other guarantor shall not release Guarantor. Guarantor consents and agrees that the Band shall be under no obligation to marshal any property or assets of Great Lakes or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations. The Band shall upon a Guaranty Event of Default have the right to proceed first and directly against each Guarantor under this Guaranty. Guarantor acknowledges that there are no conditions precedent to the effectiveness of this Guaranty and that this Guaranty is in full force and effect and is binding on Guarantor upon execution and delivery to the Band.

7. Subordination. Guarantor hereby agrees that any and all present and future indebtedness of Great Lakes owing to Guarantor is subordinated to payment, in full, in cash, of the Guarantied Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness after the occurrence and during the continuance of a Guaranty Event of Default until the Guarantied Obligations have been indefeasibly paid and performed in full.

8.       Reinstatement.

         a. It is the intention of the parties hereto that this Guaranty shall remain in full force and effect until all of the Guarantied Obligations have been fully and indefeasibly paid, performed and satisfied; until Great Lakes is no longer obligated to the Band under or in respect of the Guarantied Obligations or any documents relating thereto; and until the expiration of any applicable preference periods. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Band in payment of the Guarantied Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor or Great Lakes or upon the appointment of any intervenor or conservator of, or trustee or similar official for any Guarantor or Great Lakes or any substantial part of either of their respective properties, or if any payment made in respect of any Guarantied Obligation is subsequently invalidated, declared to be fraudulent or preferential, or otherwise returned for any reason, all as though such payments had not been made.

         b. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Band are no longer subject to any right on the part of any person, including Great Lakes, Great Lakes as debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Great Lakes' assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or the declare the same to be fraudulent or preferential. Until such full and final performance and indefeasible payment of the Guaranteed Obligations whether by Guarantor or Great Lakes, the Band shall have no obligation whatsoever to transfer or assign its interest in the Transaction Documents to Guarantor. In the event that, for any reason, any portion of such payments to Band is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount the Band is required to repay plus any and all costs and expenses (including attorneys' fees) paid by the Band in connection therewith.

9. Warranties and Representations. Each Guarantor hereby warrants and represents to the Band that:

         a. this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, and is fully enforceable in accordance with its terms; and

         b. neither the execution or delivery of this Guaranty nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of any Guarantor under any agreement or instrument to which it is now a party or by which it may be bound.

10. Notices, etc. All notices, requests and other communications to any Guarantor hereunder shall be in writing and shall be sent to the address of Lakes and with the copies set forth in Section 15.4 of the Development Agreement. Any notice or demand so mailed shall be deemed received on the date of actual receipt, on the third business day following mailing as herein set forth or one day following delivery to a courier service, whichever first occurs.

11. Multiple Debtors or Guarantors. If more than one Guarantor signs this Guaranty, or if there are multiple guarantors, as to any such circumstances, this Guaranty shall take effect as a separate guarantee on the same terms from each Guarantor to Band with respect to the Guarantied Obligations of each debtor, except as otherwise expressly provided in this section; and each such Guarantor identified on the signature page hereto is jointly and severally liable for the Guarantied Obligations. Each Guarantor's obligation under this Guaranty may be modified or released only by written agreement signed by the Band and such Guarantor, without the consent or agreement of any other Guarantor. No Guarantor's obligations under this Guarantee shall be impaired, reduced or otherwise affected by any such modification or release nor by the invalidity or unenforceability of the obligations of any other Guarantor. This Guaranty shall bind all signatories to this Guaranty, notwithstanding a failure by any party or entity named in this Guaranty as Guarantor to sign this or any Guaranty. All Guarantors of the Guarantied Obligations shall be and are jointly and severally liable under this Guaranty or their guaranties, as applicable, and default by any one guarantor shall constitute a default for all guarantors. A default by any one debtor of the Band or any Guarantor shall constitute default by all Guarantors with respect to all the Guarantied Obligations of all debtors of the Band. Suit may be brought against the Guarantors, jointly and severally, and against any one or more of them, or less than all of them, without impairing the rights of Band, its successors or assigns, against the other of the Guarantors; and Band may agree with any one or more of the Guarantors that such Guarantor or Guarantors shall be liable for such sum or sums as Band may see fit and may release any of such Guarantors from all further liability to Band for the Guaranteed Obligations guaranteed hereunder without impairing the right of Band to demand and collect the balance of the Guaranteed Obligations from the other Guarantors not so released.

12. Survival of Guaranty, etc. This Guaranty shall inure to the benefit of and be binding upon each Guarantor and the Band and their respective successors and assigns, including any subsequent assignees of any of the Guarantied Obligations permitted under the ss.10.5(b) of the Development Agreement. This Guaranty is intended to take effect as a sealed instrument. This Guaranty is for the benefit of Band and in the event the Agreement or any Guarantied Obligation are transferred or assigned in accordance with the Development

         Agreement, said transferee or assignee shall be entitled to the benefits hereof and to enforce the performance and observance of the terms and provisions hereof to the same extent as if said transferee or assignee was a party or signatory hereto and any such transferee shall be recognized as the Band hereunder.

13. Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Guaranty may be executed in separate counterparts which together shall be deemed to constitute one binding document.

14. Severability. If any obligation or portion of this Guaranty is determined to be invalid or unenforceable under law, it shall not affect the validity or enforceability of any remaining obligations or portions hereof.

15. Amendments. This Guaranty may not be amended as to any Guarantor except by an agreement in writing signed by such Guarantor and the Band.

16. Additional Payment. All payments, advances, charges, costs and expenses, including reasonable attorneys' fees, made or incurred by Band in connection with the enforcement of this Guaranty shall be paid by Guarantor immediately without demand, together with interest at a rate per annum equal to the interest rate in effect for advances under the Lakes Loans, if (a) the Band makes demand on Guarantor under ss.3 above and Guarantor fails to timely demand arbitration under this Guaranty, or (b) Guarantor makes a timely demand for arbitration or the Band or Great Lakes demand arbitration, and the arbitration award in either case finds in the Band's favor on any issue being arbitrated.

17. Governing Law; Jurisdiction. This Guaranty shall be construed in accordance with and governed by the internal laws of the State of Minnesota.

18. Arbitration. Any disputes under this Guaranty shall be subject to arbitration as provided in ss.14.2 of the Development Agreement; provided that (a) any demand for arbitration shall be made by Guarantor within 30 days after the Band makes demand on Guarantor under ss.3 above, and (b) such arbitration shall determine only the liability of Guarantor under this Guaranty, and shall not extend to determination of liability of the Band to any Guarantor (whether in the form of setoff, recoupment or affirmative counterclaim). Guarantor shall be bound by any issue determined by an award in an arbitration between Great

         Lakes and the Band, regardless of whether Lakes is a party to such arbitration. The Band may at its option join Guarantor as a party in an arbitration between Great Lakes and the Band prior to a Guaranty Event of Default, and such arbitration may determine the existence of a Guaranty Event of Default and Guarantor's liability hereunder.

19. Limited Waiver of Sovereign Immunity. The Band expressly waives its sovereign immunity from suit for the purpose of permitting or compelling arbitration as provided in ss.18; provided that such limited waiver extends only to arbitration of the liability of Guarantor under this Guaranty, and does not extend to determination of liability of the Band to any Guarantor (whether in the form of setoff, recoupment or affirmative counterclaim). The Band and Guarantor each consent to be sued in the United States District Court for the District in which the Gaming Site is located (or, if the Gaming Site has not been designated, for the Western District of Michigan - Southern Division), the United States Court of Appeals for the Sixth Circuit, and the United States Supreme Court for the purpose of compelling arbitration or enforcing any arbitration award or judgment arising out of this Guaranty, subject to the above limitation. If the United States District Court lacks jurisdiction, the Band and Guarantor consent to be sued in the Michigan State Court system for the same limited purpose. The Band waives any requirement of exhaustion of tribal remedies. Without in any way limiting the generality of the foregoing, the Band expressly authorizes any governmental authorities who have the right and duty under applicable law to take any action authorized or ordered by any such court, and to take such action to give effect to any judgment entered for such limited purpose; provided, however, that in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band. The Band appoints the Chairman of the Pokagon Council and the Secretary of the Pokagon Council as its agents for service of all process under or relating to this Guaranty. The Band agrees that service in hand or by certified mail, return receipt requested, shall be effective for all purposes under or relating to this Guaranty if served on such agents. The Guarantor irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor in accordance with the provisions of ss.10. The foregoing, however, shall not limit the Band's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. The Guarantor irrevocably waives any objection which it may now have or may have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty and hereby further irrevocably waives any claim that the State of Michigan is not a convenient forum for any such suit, action or proceeding.

20. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Agreements.

         IN WITNESS WHEREOF, the undersigned have executed this Guaranty as a sealed instrument by duly authorized officers of the undersigned as of the date first above written.

                                      LAKES GAMING, INC.


                                      BY:
                                      NAME:  Timothy J. Cope
                                      ITS: Chief Financial Officer


                                      LAKES GAMING AND RESORTS, LLC


                                      BY:
                                      NAME:  Timothy J. Cope
                                      ITS: Chief Financial Officer



SEEN AND AGREED AS OF
THE DATE ABOVE WRITTEN


THE POKAGON BAND OF POTAWATOMI INDIANS


BY:
---------------------------------------
         John Miller
ITS: Council Chairman



BY:
   -----------------------------------------
         Marie Manley
ITS: Secretary